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                                                               EXHIBIT *10.1a(2)



                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 1, 2000, by and among STEEL DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement (Amended and Restated) referred to below (the "Agent").


                                    RECITALS:

         WHEREAS the Borrower, certain lenders, the Agent, Mellon Bank, N.A., as Issuing Bank, and certain Co-Agents entered into a Credit Agreement (Amended and Restated), dated as of June 30, 1994 and amended and restated as of June 30, 1997 and further amended as of May 4, 1998 (as so restated and amended, the "Original Agreement"), pursuant to which the Lenders have extended credit to the Borrower;

         WHEREAS, the Borrower and the Required Lenders (as defined in the Original Agreement) desire to amend the Original Agreement to make certain changes therein;

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

         Section 1. Amendments.

         1.1. Section 1.01 (entitled "Certain Definitions") of the Original Agreement is hereby amended by inserting therein, in appropriate alphabetical sequence, the following definitions:

                                    "Specified Unsecured Bank Debt" shall mean
                           unsecured term Indebtedness of the Borrower (which, once repaid, cannot be reborrowed) in an aggregate principal amount not exceeding $50,000,000 at any time outstanding, incurred pursuant to a Credit Agreement to which the Borrower, Mellon Bank, N.A. and Kreditanstalt fur Wiederaufbau are, or are among, the original parties, and extensions and refinancings thereof.

                                    "Specified Unsecured Placed Debt" shall mean
                           unsecured Indebtedness of the Borrower, in an aggregate principal amount at any time outstanding not exceeding the difference between (i) $350,000,000 and (ii) the outstanding principal amount of the Specified Unsecured Bank Debt at such time, which Indebtedness meets the following requirements: (w) such Indebtedness has no stated maturity less than seven years from the date of its issuance; (x) such Indebtedness is issued by the Borrower for cash and all of the net proceeds of such Indebtedness are used to pay, in whole or in part, either or both of (i) the Loans hereunder and (ii) the Specified Unsecured Bank Debt; (y) upon the receipt of the net proceeds of such Indebtedness, either or both of the unborrowed Commitments hereunder and the unborrowed commitments under the Credit
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                           Agreement referred to in the definition of the term
                           "Specified Unsecured Bank Debt" shall be permanently reduced in an aggregate amount equal to (i) the excess of such net proceeds over $175,000,000 minus
                           (ii) the amount of such net proceeds applied to payment of Specified Unsecured Bank Debt minus (iii) the amount of such net proceeds applied to Tranche 2 Loans and Tranche 3 Loans hereunder; and (z) the holders of such Indebtedness, as such, do not have the benefit of any restriction on Liens, any financial covenants more restrictive than the financial covenants contained in this agreement as of the effective date of the Second Amendment hereto or any material covenant, condition, mandatory prepayment event or event of default not contained in this Agreement (unless the Borrower makes a binding offer to add such covenant, condition or event of default to this Agreement by an amendment hereto in form and substance reasonably satisfactory to the Required Lenders).

         1.2. The definition of the term "Change of Control" appearing in
Section 1.01 of the Original Agreement is hereby amended to read as follows:

                           "Change of Control" shall mean that at any time any
                  Person or group of Persons (as defined in the Securities Exchange Act of 1934, as amended) shall own more than 40% of the voting capital stock of the Borrower or more than 40% of the equity securities of the Borrower.

         1.3. The definition of the term "Leverage Ratio" appearing in Section
1.01 of the original Agreement is hereby amended by inserting therein, immediately after the phrase "consolidated Indebtedness for Borrowed Money of the Borrower Group" appearing therein, the following phrase: "(other than Indebtedness of IDI under the Credit Agreement, dated as of December 31, 1997, among IDI, the Lenders party thereto and Mellon Bank, N.A., as agent, as amended from time to time)".

         1.4. The definition of the term "Subsidiary" appearing in Section 1.01 of the Original Agreement is hereby amended by adding at the end thereof the following sentence:

                  For purposes of this Agreement, New Millennium Building Systems, LLC shall be deemed a Subsidiary.

         1.5. Section 2.08 of the Original Agreement is amended by adding at the end thereof, as a new last sentence, the following:

                  If the proceeds of Specified Unsecured Placed Debt are applied to any Term Loans, they shall be applied to Tranche 2 Loans and Tranche 3 Loans in accordance with Section 2.09(c) hereof.

         1.6. Section 3.13 (entitled "Subsidiaries") of the Original Agreement is hereby amended to read in its entirety as follows:

                  3.13. Subsidiaries. Except as otherwise specifically permitted by this Agreement, the Borrower has no Subsidiaries other than IDI, New Millennium Building Systems, LLC and SDI Investment Company and other than, on and after such date, if any, as the Borrower shall acquire 50% of the capital stock of ** Corporation
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         pursuant to the transaction described in Schedule 6.05 hereto, Omni
         Dynamic Aviation, LLC.

         1.7. Section 3.14 (entitled "Partnerships, Etc.") of the Original Agreement is hereby amended by changing the words "Except as otherwise specifically permitted by this Agreement," to read as follows: "Except as set forth on Schedule 3.14 to the Second Amendment to this Agreement or as otherwise specifically permitted by this Agreement,".

         1.8. Section 3.16 (entitled "Litigation") of the Original Agreement is hereby amended as follows:

                           3.16. Litigation. Except as set forth in Schedule
                  3.16 to the Second Amendment to this Agreement (such exception to be applicable only so long as there shall have occurred no material adverse development in, or with respect to, any of the litigation described on such Schedule or the subject matter thereof and only so long as the Borrower continues to have the beliefs expressed in such Schedule), there is no pending or, to the Borrower's knowledge, threatened action, suit, claim, proceeding or investigation by or before any Governmental Authority against or affecting any Loan Party which could, if adversely determined, have Material Adverse Effect.

         1.9. Section 6.03 (entitled "Indebtedness") of the Original Agreement is hereby amended by deleting the word "and" appearing at the end of paragraph
(h) thereof, by replacing the period at the end of paragraph (i) thereof with ";" and by adding at the end thereof, as new paragraphs (j), (k), (l) and (m), the following:

                           (j)      Specified Unsecured Bank Debt;

                           (k)      Specified Unsecured Placed Debt;

                           (l) Indebtedness of New Millennium Building Systems, LLC pursuant to lending arrangements with its lender group in a principal amount not exceeding $30,000,000; and

                           (m) Unsecured subordinated (such subordination to be pursuant to terms satisfactory to the Required Lenders) Indebtedness of the Borrower in an aggregate principal amount not to exceed $30,000,000 pursuant to notes issued by the Borrower to shareholders of ** Corporation in partial payment of the purchase price for the purchase by the Borrower from such shareholder of fifty percent of the capital stock of ** Corporation.

         1.10. Section 6.04 (entitled "Guaranties, Indemnities, etc.') of the Original Agreement is hereby amended by deleting the word "and" appearing at the end of paragraph (e) thereof, by replacing the period at the end of paragraph
(f) thereof with "; and", and by adding at the end thereof, as a new paragraph
(g), the following:
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                           (g) A Guaranty by the Borrower of Indebtedness not
                  exceeding $10,000,000 for the purpose of supporting the financing of a joist and decking joint venture in which the Borrower has an equity interest.

         1.11. Section 6.05 (entitled "Loans, Advances and Investments") of the Original Agreement is hereby amended

         (x) by inserting, after the phrase "or other joint ventures" appearing in paragraph (e) thereof, the parenthetical phrase "(including without limitation New Millennium Building Systems, LLC and ** Corporation (but limited, in the case of ** Corporation, to fifty percent of the capital stock thereof acquired in a transaction described on Schedule 6.05 to the Second Amendment to this Agreement, which stock shall be pledged to the Agent pursuant to the Security Documents as collateral for the Obligations))";

         (y) by deleting the figure "$50,000,000 appearing in paragraph (e) thereof and inserting in lieu thereof the figure "$90,000,000"; and

         (z) by deleting the word "and" appearing at the end of paragraph (f) thereof, by replacing the period at the end of paragraph (g) thereof with "; and", and by adding at the end thereof, as new paragraph (h) thereto, the following:

                           (h) Investment of the Borrower in an amount not to
                  exceed $1,250,000 in economic development revenue bonds to be issued by DeKalb County, Indiana, and to be repaid from the incremental increase in the tax revenue generated as a result of construction of the New Millennium Building Systems, LLC project.

         1.12. Each of Sections 6.07 (entitled "Sale-Leasebacks") and 6.08 (entitled "Leases") of the Original Agreement is hereby amended by inserting therein, immediately after the phrase "Except as part of the Development Package as described on Schedule 1.01A" appearing at the beginning thereof, the phrase "or as part of the governmental incentive financing referred to in and permitted by Section 6.02(h) above".

         1.13 Section 6.10 (entitled "Dispositions of Properties") of the Original Agreement is hereby amended by deleting the word "and" appearing at the end of paragraph (c) thereof, by replacing the period at the end of paragraph
(d) thereof with ";" and by adding at the end thereof, as new paragraphs (e) and
(f), the following:

                           (e) The Borrower may transfer to a Delaware
                  corporation (the "Passive Investment Sub") which is a wholly-owned Subsidiary of the Borrower some or all of its patents and other intellectual property if, and on if, (i) any such transfer shall be subject to the prior perfected security interest of the Agent for the benefit of the Lenders, in any patents or other intellectual property so transferred, (ii) prior to any such transfer, the Passive Investment Sub shall have executed and delivered a security agreement, in form and substance satisfactory to the Agent, confirming and granting such security interest, together with a guaranty and suretyship agreement executed by the Passive Investment Sub, in form and substance satisfactory to the Agent, with respect the Obligations and such opinions, certificates and other documentation as the Agent shall reasonable request, (iii) prior to any such transfer, the Borrower shall have executed and delivered
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                  documentation confirming the grant to the Agent, for the
                  benefit of the Lenders, of a first lien perfected security interest in all ownership interests in the Passive Investment Sub and (iv) the Passive Investment Sub and the Borrower shall have entered into a license agreement with an initial term of five years with respect to the property of the Passive Investment Sub in form and substance satisfactory to the Agent and the Borrower shall have granted a first lien perfected security interest in its right, title and interest i such license agreement to the Agent pursuant to an amendment to the Security Agreement in form and substance satisfactory to the Agent and the Passive Investment Sub shall have consented to such grant by executing and delivering an agreement in form and substance satisfactory to the Agent; and

                           (f) The Borrower may lease, as lessor, office space
                  in an office building to be constructed by the Borrower, upon terms mutually acceptable to the Borrower and prospective non-Affiliate tenants.

         1.14. Section 6.12 (entitled "Dealings with Affiliates") is hereby amended by deleting the word "and" appearing at the end of paragraph (c) thereof, by replacing the period at the end of paragraph (d) thereof with ";" and by adding at the end thereof, as a new paragraph (e), the following:

         1.15. Section 6.18 (entitled "Subsidiaries") is hereby amended (i) by adding, immediately before the period at the end of the first sentence thereof, the phrase "and except for the Passive Investment Sub" and (ii) by adding, as a new second sentence thereof, the following:

                  If the Passive Investment Sub shall own any assets or property, the Borrower will, prior to the date on which the license referred to in Section 6.10 hereof (or any other license from the Passive Investment Sub to the Borrower) has a remaining term of less than one year, cause such license to be extended for an additional term of five years so that the extended term of such license ends not earlier than four years from the original (or previously extended) end of the term of such license.

         1.16 Section 6.01(a) of the Original Agreement is hereby amended to read as follows:

                           (a) Leverage Ratio. The Leverage Ratio shall not, for
                  any period of four consecutive fiscal quarters ending prior to March 31, 2002, exceed 5.0 to 1 and shall not, for any period of four consecutive fiscal quarters ending on or after March 31, 2002, exceed 4.0 to 1.

         Section 2. Consents and Directions to Agent; Certain Confirmations. (a) By execution of this Amendment, the Lenders hereby (i) consent to the release from the Mortgage of the property described on Exhibit A to this Amendment and
(ii) authorize the Agent to execute and deliver the documents described in the amendment to Section 6.10 of the Original Agreement made by Section 1.13 hereof.

         (b) By execution of this Amendment, the Borrower hereby confirms that the Agent has, under Section 5.01(f) of the Original Agreement, requested the Borrower to provide notice to the Agent of each adverse or material development in any litigation described on Schedule 3.16 to this Amendment and hereby agrees that the Borrower will provide such notice.
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         Section 3. Miscellaneous. (a) This Amendment shall become effective upon (i) execution and delivery hereof by the Required Lenders, the Borrower and the Agent, (ii) payment by the Borrower to the Agent, for the account of each Lender which has executed this Amendment and delivered it to the Agent on or prior to the later to occur of April 7, 2000 and the date of effectiveness hereof, an amendment fee in the amount of 7.5 basis points times the amount of the aggregate Commitments (borrowed or unborrowed) of such Lender, (iii) satisfaction of the condition that the Borrower shall have provided a certificate to the effect that, as of the date of execution and delivery of this Amendment, the representations and warranties made by the Borrower in Article III hereof, as amended hereby, (excluding Section 3.06 dealing with prior projections) are true and correct in all material respects on such date and that on such date no Event of Default or Potential Default has occurred and is continuing and (iv) satisfaction of the condition that the Borrower shall have executed and delivered to the Agent documentation, in form and substance satisfactory to the Agent, granting or confirming the grant of first lien perfected Liens on the Borrower's real and personal property comprising it facility in Whitley County, Indiana.

         (b) The Original Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Original Agreement and in the other Loan Documents shall be deemed to be references to the Original Agreement as amended by this Amendment.

         (c) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposed shall be governed by and construed and enforced in accordance with the laws of said State.

         (d) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.



                                           STEEL DYNAMICS, INC.

                                           By    /S/ Tracy L. Shellabarger
                                              --------------------------------

                                           Title Vice President
                                                 -----------------------------



                                           MELLON BANK, N.A., as Lender
                                                 and as Agent

                                           By    /S/ Edward McGrath
                                              --------------------------------

                                           Title Vice President
                                                 -----------------------------
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                                           KREDITANSTALT FUR WIEDERAUFBAU

                                           By    /S/ Illegible
                                              --------------------------------

                                           Title Vice President
                                                 -----------------------------


                                           By    /S/ Illegible
                                              --------------------------------

                                           Title Senior President
                                                 -----------------------------


                                           BANQUE NATIONALE DE PARIS

                                           By    /S/ Rahul Sawhney
                                              --------------------------------

                                           Title Underwriter
                                                 -----------------------------



                                           COMERICA BANK

                                           By
                                              --------------------------------

                                           Title
                                                 -----------------------------



                                           BANK ONE, INDIANA

                                           By
                                              --------------------------------

                                           Title
                                                 -----------------------------



                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                           By    /S/ Hideki Shirato
                                              --------------------------------

                                           Title Deputy General Manager
                                                 -----------------------------

                                           BANK AUSTRIA AKTIENGESELLSCHAFT

                                           By
                                              --------------------------------

                                           Title
                                                 -----------------------------



                                           THE CHASE MANHATTAN BANK

                                           By    /S/ James H. Ramage
                                              --------------------------------

                                           Title Managing Director
                                                 -----------------------------



                                           HARRIS TRUST AND SAVINGS BANK

                                           By    /S/ Thad D. Rasche
                                              --------------------------------

                                           Title Vice President
                                                 -----------------------------



                                           NATIONAL CITY BANK OF INDIANA

                                           By    /S/ Larry Mayers
                                              --------------------------------

                                           Title Senior Vice President
                                                 -----------------------------


                                           WESTDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK BRANCH

                                           By    /S/ Richard J. Pearse
                                              --------------------------------

                                           Title Managing Director
                                                 -----------------------------



                                           By    /S/ Donald F. Wolf
                                              --------------------------------

                                           Title Director
                                                 -----------------------------

                                           SUNTRUST BANK

                                           By    /S/ Illegible
                                              --------------------------------

                                           Title Vice President and Director
                                                 -----------------------------



                                           NORTHERN TRUST COMPANY

                                           By    /S/ Candelario Martinez
                                              --------------------------------

                                           Title Vice President
                                                 -----------------------------


                                           LASALLE BANK NATIONAL ASSOCIATION

                                           By    /S/ John K. Beardslee
                                              --------------------------------

                                           Title Assistant Vice President
                                                 -----------------------------



                                           FIRST UNION NATIONAL BANK

                                           By
                                              --------------------------------

                                           Title
                                                 -----------------------------



                                           THE HUNTINGTON NATIONAL BANK

                                           By    /S/ Angela M. Cecil
                                              --------------------------------

                                           Title Vice President
                                                 -----------------------------